OPTIMUM FUND TRUST
(the “Trust”)

Optimum Large Cap Growth Fund
Optimum Large Cap Value Fund
Optimum Small-Mid Cap Growth Fund
Optimum Small-Mid Cap Value Fund
Optimum International Fund
Optimum Fixed Income Fund
(each, a “Fund”)

Supplement to the current Prospectus and Statement of Additional Information for each Fund, dated July 31, 2025, as may be amended

The joint special shareholder meeting for each Fund has been adjourned to November 25, 2025.
Upon the closing of the transaction, anticipated to occur on or about November 1, 2025, in which Nomura Holding America Inc. will acquire Macquarie Asset Management’s US and European public investments business, the following changes are anticipated to take effect:
•	All references to Macquarie Investment Management Business Trust are changed to Nomura Investment Management Business Trust.
•
Each Fund will enter into an interim advisory agreement with Delaware Management Company (DMC) under which DMC will provide investment advisory services to each Fund for up to the earlier of 150 days from the effective date of the interim agreement or the date of shareholder approval of the new advisory agreement for such Fund.

The foregoing is not a solicitation of any proxy. Please read the proxy statement carefully because it contains important information regarding the proposed new advisory agreement and the transaction. The proxy statement will be available for free on the website of the US Securities and Exchange Commission (www.sec.gov).
Because everyone's tax situation is unique, you should consult your tax professional about federal, state, local, or foreign tax consequences before making an investment in a Fund or acting on a distribution check (if applicable).
Delaware Management Company is an indirect wholly owned subsidiary of Macquarie Group Limited (MGL). None of the entities noted in this document is an authorized deposit-taking institution for the purposes of the Banking Act 1959 (Commonwealth of Australia) and the obligations of these entities do not represent deposits or other liabilities of Macquarie Bank Limited ABN 46 008 583 542 (Macquarie Bank). Macquarie Bank does not guarantee or otherwise provide assurance in respect of the obligations of these entities. In addition, if this document relates to an investment (a) each investor is subject to investment risk including possible delays in repayment and loss of income and principal invested and (b) none of Macquarie Bank or any other Macquarie Group company guarantees any particular rate of return on or the performance of the investment, nor do they guarantee repayment of capital in respect of the investment.

Please keep this Supplement for future reference.
This Supplement is dated October 16, 2025.